SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  May 20, 1997

                             Anchor Resolution Corp.

             (Exact name of Registrant as specified in its charter)


 Delaware                            0-14770        22-2452609
(State or other jurisdiction of     (Commission    (IRS Employer
incorporation)                      File Number)    ID Number)


2701 N. Rocky Point Drive, Suite 1120, Tampa, Florida    33607
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                              (813) 639-4330


                                       N/A
          (Former name or former address, if changed since last report)


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 Item 5. Other Events.

     On May 20, 1997, the Registrant and Anchor Recycling Corporation, as debtors and debtors-in-possession under Chapter 11 of Title 11 of the United States Code in Case No. 96-1434(PJW) and Case No. 96-1516(PJW) (Jointly Administered), filed a proposed joint liquidating plan of reorganization (the "Plan") with the United States Bankruptcy Court for the District of Delaware.

     The complete text of the Plan is filed as an exhibit to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         2.1 Proposed Joint Chapter 11 Liquidating Plan of Reorganization of Anchor Resolution Corp. and Anchor Recycling Corporation dated May 20, 1997


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ANCHOR RESOLUTION CORP.


                                         By: /s/ Robert D. McGrew
                                             Name:  Robert D. McGrew
                                             Title: Chief Executive Officer


Dated: May 29, 1997


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                                  EXHIBIT INDEX


Exhibit    Description

2.1       Proposed Joint Chapter 11 Liquidating Plan of
          Reorganization of Anchor Resolution Corp. and Anchor
          Recycling Corporation dated May 20, 1997